EXHIBIT 23.3

                INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration
Statement of El Paso Corporation on Form S-8 of our report dated
March 19, 2001, appearing in the Current Report on Form 8-K/A of
El Paso Corporation dated May 17, 2001.



/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Houston, Texas
February 8, 2002